Form of Notice of Withdrawal of Tender

       (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                   Regarding Limited Partnership Interests in

                           SEI OPPORTUNITY FUND, L.P.

                   Tendered Pursuant to the Offer to Purchase
                              Dated March 30, 2007

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                RECEIVED BY THE FUND BY, 5:00 P.M., EASTERN TIME,
                ON APRIL 26, 2007, UNLESS THE OFFER IS EXTENDED.

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   COMPLETE THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                            SEI Private Trust Company
                    Attention: Advisor Network (Service Team)
                                  P.O. Box 1098
                               Oaks, PA 19456-9907
                              OR Fax: 484-676-1021

        For additional information contact your account service director

YOU ARE RESPONSIBLE FOR CONFIRMING THAT SEI PRIVATE TRUST COMPANY RECEIVES THIS
               NOTICE OF WITHDRAWAL OF TENDER IN A TIMELY MANNER.

Ladies and Gentlemen:

      The undersigned wishes to withdraw the tender of its limited partnership interest in SEI OPPORTUNITY FUND, L.P. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

            |_|   Entire limited partnership interest.

            |_|   Portion  of  limited  partnership   interest  expressed  as  a
                  specific dollar value. $___________

            |_| Portion of limited partnership interest in excess of the Required Minimum Balance.

      The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

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FOR INDIVIDUAL INVESTORS                                FOR OTHER INVESTORS:
AND JOINT OWNERSHIP:


___________________________________________________     ___________________________________________
Signature                                               Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
IN SUBSCRIPTION DOCUMENTS)


___________________________________________________     ___________________________________________
Print Name of Investor                                  Signature
                                                        (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                        IN SUBSCRIPTION DOCUMENTS)


___________________________________________________     ___________________________________________
Joint Owner Signature if necessary                      Print Name of Signatory and Title
(SIGNATURE OF  JOINT OWNER(S) EXACTLY AS APPEARED
IN SUBSCRIPTION DOCUMENTS)


___________________________________________________     ___________________________________________
Print Name of Joint Owner                               Co-signatory if necessary
                                                        (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                        IN SUBSCRIPTION DOCUMENTS)


                                                        ___________________________________________
                                                        Print Name and Title of Co-signatory

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Date:_____________


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